POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 12, 1998

/s/ William J. McKenna



STATE OF MISSOURI   )
                    )         SS.
COUNTY OF ST. LOUIS )

           On this 12th day of November, 1998, before me personally appeared William J. McKenna, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

/s/ Jane B. Campbell
           Notary Public

My Commission Expires:  11/21/2000

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 13, 1998

/s/ Hal J. Upbin



STATE OF MISSOURI   )
                    )         SS.
COUNTY OF ST. LOUIS )

           On this 13th day of November, 1998, before me personally appeared Hal
J. Upbin, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

/s/ Melinda R. Hayes
           Notary Public

My Commission Expires:  8/12/2002

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 12, 1998

/s/ James C. Jacobsen



STATE OF MISSOURI   )
                    )         SS.
COUNTY OF ST. LOUIS )

           On this 12th day of November, 1998, before me personally appeared James C. Jacobsen, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

/s/ Jane B. Campbell
           Notary Public

My Commission Expires:  11/21/2000

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 10, 1998

/s/ Raymond F. Bentele



STATE OF MISSOURI   )
                    )         SS.
COUNTY OF ST. LOUIS )

           On this 10th day of November, 1998, before me personally appeared Raymond F. Bentele, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

/s/ Jane B. Campbell
           Notary Public

My Commission Expires:  11/21/2000

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 11, 1998

/s/ Edward S. Bottum



STATE OF ILLINOIS )
                  )         SS.
COUNTY OF COOK    )

           On this 11th day of November, 1998, before me personally appeared Edward S. Bottum, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

/s/ Sue H. Lambert
           Notary Public

My Commission Expires:  12/9/2000

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 10, 1998

/s/ Kitty G. Dickerson



STATE OF MISSOURI )
                  )         SS.
COUNTY OF BOONE   )

           On this 10th day of November, 1998, before me personally appeared Kitty G. Dickerson, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

/s/ Eva Sue Calvin
           Notary Public

My Commission Expires:  11/13/2001

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 9, 1998

/s/ Leonard A. Genovese



STATE OF NEW YORK )
                  )         SS.
COUNTY OF SUFFOLK )

           On this 9th day of November, 1998, before me personally appeared Leonard A. Genovese, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

/s/ Susan A. Bona
           Notary Public

My Commission Expires:  3/9/1999

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 24, 1998

/s/ Jerry M. Hunter



STATE OF __________________ )
                            )         SS.
COUNTY OF _________________ )

           On this _____ day of ___________, 1998, before me personally appeared Jerry M. Hunter, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

-----------------------------
           Notary Public

My Commission Expires:__________________

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 11, 1998

/s/ James S. Marcus



STATE OF __________________ )
                            )         SS.
COUNTY OF _________________ )

           On this _____ day of ___________, 1998, before me personally appeared James S. Marcus, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

-----------------------------
           Notary Public

My Commission Expires:__________________

                                POWER OF ATTORNEY

           The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her, and in his/her name, place and stead, to sign the Company's Form S-3 Registration Statement regarding the Fritzi Acquisition, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 10, 1998

/s/ Fred W. Wenzel



STATE OF MISSOURI   )
                    )         SS.
COUNTY OF ST. LOUIS )

           On this 10th day of November, 1998, before me personally appeared Fred W. Wenzel, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same as his/her free act and deed.

/s/ Jane B. Campbell
           Notary Public

My Commission Expires:  11/21/2000